## FIRST CONSOLIDATED AMENDMENT AGREEMENT:

**THIS FIRST CONSOLIDATED AMENDMENT AGREEMENT** (hereinafter, "Amendment") made effective as of the 16th day of February, 2012 by and between, on the one hand, Nikolas Konstant, an individual, and, EOS Petro, Inc., a Delaware corporation, both with a business address located at 2049 Century Park East, Suite 3670, Los Angeles, CA 90067 (collectively, the "Borrower") and, on the other hand, Vatsala Sharma, with an address located at 22338 La Quilla Drive, Los Angeles, CA 91311, as the Lender (as defined below) ("Secured Lender").

1.0 **Affected Documents.** This Amendment shall concurrently amend the following four documents (collectively, "Loan Documents"):

(a) The Loan Agreement, attached as **Exhibit A**, between the Borrower and the Secured Lender, executed February 16, 2012;

(b) The Secured Promissory Note, attached as **Exhibit B**, issued concurrently with other security agreements and a Securities Purchase Agreement between the Borrower and the Secured Lender, executed February 16, 2012;

(c) The Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, attached as **Exhibit C**, by Borrower in favor of Secured Lender, executed February 16, 2012; and

(d) The Collateral Assignment by Personal Guarantor, attached as **Exhibit D**, by Borrower to Secured Lender, executed February 16, 2012.

To the extent that any of the Loan Documents have language conflicting with this Amendment, the Amendment shall control.

2.0 **Additional Representations by Borrower.** The following representations and warranties are made by Borrower, in addition to the representations and warranties made by Borrower in the Loan Documents:

2.1 Borrower represents and warrants that Borrower does not have any other outstanding loans other than the Loan described in the Loan Agreement attached at **Exhibit A**, specifically the $400,000 "bridge" to other financing provided by Secured Lender.

2.2 Borrower represents and warrants that the security position of Secured Lender is first and prior as to all other security interests, if any, given to third parties. Any statements in the Loan Documents to the contrary of the foregoing or referencing other loans concurrently made to third parties were inaccurate, inadvertent, and the result of the parties rushing to fund the loan in order to accommodate Borrower's need for a quick closing.

2.3 Borrower certifies, represents and warrants that Borrower Konstant is the corporate secretary and chairman of the Board of Directors of Borrower EOS.

2.4 Borrower certifies, represents and warrants that the undersigned Michael Finch is a director and Chief Executive Officer of Borrower EOS.

2.5 Borrower certifies, represents and warrants that the Board of Directors of EOS has given unequivocal approval to the terms of this Amendment, as well as to all and each of the Loan Documents and the pledges of collateral herein and therein. Moreover, Borrower represents and warrants that no shareholder or other approval (i.e. other than Board approval) is required to ratify and bind EOS under this Amendment and the Loan Documents.

3.0 **Miscellaneous Provisions.**

3.1 This Agreement shall be governed by California law. Moreover, the parties agree that any dispute hereunder shall be subject to exclusive adjudication by the civil courts of the State of California, specifically in the County of Los Angeles.

3.2 In the event a party sues for breach of this Agreement and prevails, such party shall be entitled to its attorney's fees and costs of suit.

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FROM (MON)MAY 7 2012 14:18/ST. 14:17/No. 7522879330 P 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed the day and year first above written.

**ACCEPTED AND AGREED:**

**For "Lender"**

Vakeela Sharma ____________________

**For "Borrower"**

EOS Petro, Inc.

BY: ____________________
Michael Finch, CEO EOS Petro, Inc

BY: ____________________
Nikolas Konstant, Secretary

Feb. 22, 2012

**For "Borrower"**

____________________
Nikolas Konstant an individual

Feb - 22, 2012